MONTHLY SERVICER'S CERTIFICATE
                                                  CARMAX AUTO SUPERSTORES, INC.

------------------------------------------------------------------------------------------------------------------------
                                                     CARMAX AUTO OWNER TRUST
                                                          SERIES 2003-2
------------------------------------------------------------------------------------------------------------------------


   Collection Period                                                                                  02/01/04-02/29/04
   Determination Date                                                                                          3/9/2004
   Distribution Date                                                                                          3/15/2004


   Pool Balance
   ------------

    1 .  Pool Balance on the close of the last day of the preceding
         Collection Period                                                                       $       545,829,655.50

    2 .  Collections allocable to Principal                                                      $        16,740,444.18

    3 .  Purchase Amount allocable to Principal                                                  $                 0.00

    4 .  Defaulted Receivables                                                                   $           226,786.91

                                                                                                    --------------------
    5 .  Pool Balance on the close of the last day of the Collection Period                      $       528,862,424.41
         (Ln1 - Ln2 - Ln3 - Ln4)

    6 .  Initial Pool Balance                                                                    $       600,000,001.02

                                                                               Beginning                    End
    7 .  Note Balances                                                         of Period                 of Period
                                                                        ------------------------------------------------

         a.Class A-1 Note Balance                                       $     67,774,121.24      $        49,929,488.04
         b.Class A-2 Note Balance                                       $    147,000,000.00      $       147,000,000.00
         c.Class A-3 Note Balance                                       $    129,000,000.00      $       129,000,000.00
         d.Class A-4 Note Balance                                       $    129,000,000.00      $       129,000,000.00
         e.Class B Note Balance                                         $     18,000,000.00      $        18,000,000.00
         f.Class C Note Balance                                         $     24,000,000.00      $        24,000,000.00
         g.Class D Note Balance                                         $     24,000,000.00      $        24,000,000.00
                                                                            ----------------        --------------------
         h.Note Balance (sum a - f)                                     $    538,774,121.24      $       520,929,488.04

    8 .  Pool Factors

         a.Class A-1 Note Pool Factor                                             0.5253808                   0.3870503
         b.Class A-2 Note Pool Factor                                             1.0000000                   1.0000000
         c.Class A-3 Note Pool Factor                                             1.0000000                   1.0000000
         d.Class A-4 Note Pool Factor                                             1.0000000                   1.0000000
         e.Class B Note Pool Factor                                               1.0000000                   1.0000000
         f.Class C Note Pool Factor                                               1.0000000                   1.0000000
         g.Class D Note Pool Factor                                               1.0000000                   1.0000000
                                                                            ----------------        --------------------
         h.Note Pool Factor                                                       0.8979569                   0.8682158

    9 .  Overcollateralization Target Amount                                                     $         7,932,936.37

   10 .  Current overcollateralization amount (Pool Balance - Note Balance)                      $         7,932,936.37

   11 .  Weighted Average Coupon                                                                 %                7.96%

   12 .  Weighted Average Original Term                                                          months           60.19

   13 .  Weighted Average Remaining Term                                                         months           52.59

   Collections
   -----------

   14 .  Finance Charges:

         a.Collections allocable to Finance Charge                                               $         3,571,967.36
         b.Liquidation Proceeds allocable to Finance Charge                                      $                 0.00
         c.Purchase Amount allocable to Finance Charge                                           $                 0.00
                                                                                                    --------------------
         d.Available Finance Charge Collections (sum a - c)                                      $         3,571,967.36

   15 .  Principal:
         a.Collections allocable to Principal                                                    $        16,740,444.18
         b.Liquidation Proceeds allocable to Principal                                           $            10,300.00
         c.Purchase Amount allocable to Principal                                                $                 0.00
                                                                                                    --------------------
         d.Available Principal Collections (sum a - c)                                           $        16,750,744.18

   16 .  Total Finance Charge and Principal Collections (14d + 15d)                              $        20,322,711.54

   17 .  Interest Income from Collection Account                                                 $             8,461.96

   18 .  Simple Interest Advances                                                                $                 0.00

                                                                                                    --------------------
   19 .  Available Collections (Ln16 + Ln17 + Ln18)                                              $        20,331,173.50

   Required Payment Amount
   -----------------------

   20 .  Total Servicing Fee
         a.Monthly Servicing Fee                                                                 $           454,858.05
         b.Amount Unpaid from Prior Months                                                       $                 0.00
         c.Amount Paid                                                                           $           454,858.05
                                                                                                    --------------------
         d.Shortfall Amount (a + b - c)                                                          $                 0.00

   21 .  Class A Noteholder Interest Amounts
         a.Class A-1 Monthly Interest                                                            $            57,438.57
         b.Additional Note Interest related to Class A-1 Monthly Interest                        $                 0.00
         c.Interest Due on Additional Note Interest related to Class A-1 Monthly Interest        $                 0.00
                                                                                                    --------------------
         d.Total Class A-1 Note Interest (sum a - c)                                             $            57,438.57

         e.Class A-2 Monthly Interest                                                            $           205,800.00
         f.Additional Note Interest related to Class A-2 Monthly Interest                        $                 0.00
         g.Interest Due on Additional Note Interest related to Class A-2 Monthly Interest        $                 0.00
                                                                                                    --------------------
         h.Total Class A-2 Note Interest (sum e-g)                                               $           205,800.00

         i.Class A-3 Monthly Interest                                                            $           253,700.00
         j.Additional Note Interest related to Class A-3 Monthly Interest                        $                 0.00
         k.Interest Due on Additional Note Interest related to Class A-3 Monthly Interest        $                 0.00
                                                                                                    --------------------
         l.Total Class A-3 Note Interest (sum i-k)                                               $           253,700.00

         m.Class A-4 Monthly Interest                                                            $           330,025.00
         n.Additional Note Interest related to Class A-4 Monthly Interest                        $                 0.00
         o.Interest Due on Additional Note Interest related to Class A-4 Monthly Interest        $                 0.00
                                                                                                    --------------------
         p.Total Class A-4 Note Interest (sum m-o)                                               $           330,025.00

   22 .  Priority Principal Distributable Amount                                                 $                 0.00

   23 .  Class B Noteholder Interest Amount
         a.Class B Monthly Interest                                                              $            37,500.00
         b.Additional Note Interest related to Class B Monthly Interest                          $                 0.00
         c.Interest Due on Additional Note Interest related to Class B Monthly Interest          $                 0.00
                                                                                                    --------------------
         d.Total Class B Note Interest (sum a-c)                                                 $            37,500.00

   24 .  Secondary Principal Distributable Amount                                                $                 0.00

   25 .  Class C Noteholder Interest Amount
         a.Class C Monthly Interest                                                              $            55,000.00
         b.Additional Note Interest related to Class C Monthly Interest                          $                 0.00
         c.Interest Due on Additional Note Interest related to Class C Monthly Interest          $                 0.00
                                                                                                    --------------------
         d.Total Class C Note Interest (sum a-c)                                                 $            55,000.00

   26 .  Tertiary Principal Distributable Amount                                                 $                 0.00

   27 .  Class D Noteholder Interest Amount
         a.Class D Monthly Interest                                                              $            75,600.00
         b.Additional Note Interest related to Class D Monthly Interest                          $                 0.00
         c.Interest Due on Additional Note Interest related to Class D Monthly Interest          $                 0.00
                                                                                                    --------------------
         d.Total Class C Note Interest (sum a-c)                                                 $            75,600.00

   28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                            $         1,469,921.62

   29 .  Regular Principal Distributable Amount                                                  $        17,844,633.20

   30 .  Unreimbursed Servicer Advances                                                          $                 0.00

   Available Funds
   ---------------

   31 .  Available Collections                                                                   $        20,331,173.50

   32 .  Reserve Account Draw Amount                                                             $                 0.00
                                                                                                    --------------------

   33 .  Available Funds                                                                         $        20,331,173.50

   Collection Account Activity
   ---------------------------

   34 .  Deposits
         a.Total Daily Deposits of Finance Charge Collections                                    $         3,571,967.36
         b.Total Daily Deposits of Principal Collections                                         $        16,750,744.18
         c.Withdrawal from Reserve Account                                                       $                 0.00
         d.Interest Income                                                                       $             8,461.96
                                                                                                    --------------------
         e.Total Deposits to Collection Account (sum a - d)                                      $        20,331,173.50

   35 .  Withdrawals
         a.Servicing Fee and Unreimbursed Servicer Advances                                      $           454,858.05
         b.Deposit to Note Payment Account for Monthly Note Interest/Principal                   $        18,859,696.77
         c.Deposit to Reserve Account                                                            $                 0.00
         d.Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)$         1,016,618.69
                                                                                                    --------------------
         e.Total Withdrawals from Collection Account(sum a - d)                                  $        20,331,173.50

   Note Payment Account Activity
   -----------------------------

   36 .  Deposits
         a.Class A-1 Interest Distribution                                                       $            57,438.57
         b.Class A-2 Interest Distribution                                                       $           205,800.00
         c.Class A-3 Interest Distribution                                                       $           253,700.00
         d.Class A-4 Interest Distribution                                                       $           330,025.00
         e.Class B Interest Distribution                                                         $            37,500.00
         f.Class C Interest Distribution                                                         $            55,000.00
         g.Class D Interest Distribution                                                         $            75,600.00

         h.Class A-1 Principal Distribution                                                      $        17,844,633.20
         i.Class A-2 Principal Distribution                                                      $                 0.00
         j.Class A-3 Principal Distribution                                                      $                 0.00
         k.Class A-4 Principal Distribution                                                      $                 0.00
         l.Class B Principal Distribution                                                        $                 0.00
         m.Class C Principal Distribution                                                        $                 0.00
         n.Class D Principal Distribution                                                        $                 0.00
                                                                                                    --------------------

         o.Total Deposits to Note Payment Account (sum a - n)                                    $        18,859,696.77

   37 .  Withdrawals
         a.Class A-1 Distribution                                                                $        17,902,071.77
         b.Class A-2 Distribution                                                                $           205,800.00
         c.Class A-3 Distribution                                                                $           253,700.00
         d.Class A-4 Distribution                                                                $           330,025.00
         e.Class B Distribution                                                                  $            37,500.00
         f.Class C Distribution                                                                  $            55,000.00
         g.Class D Distribution                                                                  $            75,600.00
                                                                                                    --------------------
         h.Total Withdrawals from Note Payment Account (sum a - g)                               $        18,859,696.77

   Certificate Payment Account Activity
   ------------------------------------

   38 .  Deposits
         a.Excess Funds                                                                          $         1,016,618.69
         b.Reserve Account surplus                                                               $             1,427.67
                                                                                                    --------------------
         c.Total Deposits to Certificate Payment Account (sum a - b)                             $         1,018,046.36

   39 .  Withdrawals
         a.Certificateholder Distribution                                                        $         1,018,046.36
                                                                                                    --------------------
         b.Total Withdrawals from Certificate Payment Account                                    $         1,018,046.36

   Required Reserve Account Amount
   -------------------------------

   40 .  Lesser of: (a or b)
         a.  $3,000,000.0000                                                                     $         3,000,000.00
         b.  Note Balance                                                                        $       520,929,488.04

   41 .  Required Reserve Account Amount                                                         $         3,000,000.00


   Reserve Account Reconciliation
   ------------------------------

   42 .  Beginning Balance (as of Preceding Distribution Date)                                   $         3,000,000.00
   43 .  Investment Earnings                                                                     $             1,427.67
   44 .  Reserve Account Draw Amount                                                             $                 0.00
                                                                                                    --------------------
   45 .  Reserve Account Amount (Ln 42 + Ln43 - Ln44)                                            $         3,001,427.67
   46 .  Deposit from Excess Available Funds                                                     $                 0.00
   47 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount            $             1,427.67
   48 .  Ending Balance (Ln45 + Ln46 - Ln47)                                                     $         3,000,000.00
   49 .  Reserve Account Deficiency (Ln41 - Ln48)                                                $                 0.00

   Instructions to the Trustee
   ---------------------------

   50 .  Amount to be deposited from the Reserve Account into the Collection Account             $                 0.00
   51 .  Amount to be paid to Servicer from the Collection Account                               $           454,858.05
   52 .  Amount to be deposited from the Collection Account into the Note Payment Account        $        18,859,696.77
   53 .  Amount to be deposited from the Collection Account into the Certificate Payment Account $         1,016,618.69
   54 .  Amount to be deposited from the Collection Account into the Reserve Account             $                 0.00
   55 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve
         Amount                                                                                  $             1,427.67
   56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                $        17,902,071.77
   57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                $           205,800.00
   58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                $           253,700.00
   59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                $           330,025.00
   60 .  Amount to be paid to Class B Noteholders from the Note Payment Account                  $            37,500.00
   61 .  Amount to be paid to Class C Noteholders from the Note Payment Account                  $            55,000.00
   62 .  Amount to be paid to Class D Noteholders from the Note Payment Account                  $            75,600.00
   63 .  Amount to be paid to Certificateholders from the Certificate Payment Account with
         respect to Excess Funds and Reserve Account surplus                                     $         1,018,046.36

   Net Loss and Delinquency Activity
   ---------------------------------

   64 .  Net Losses with respect to preceding Collection Period                                  $           216,486.91

   65 .  Cumulative Net Losses                                                                   $           430,271.13

   66 .  Cumulative Net Loss Percentage                                                                   0.0717%

   67 .  Delinquency Analysis                                                  Number of                    Principal
                                                                                 Loans                       Balance
                                                                        ------------------------------------------------

         a.31 to 60 days past due                                                 188            $         2,581,605.19
         b.61 to 90 days past due                                                  46            $           549,224.15
         c.91 or more days past due                                                37            $           467,022.41
                                                                        ------------------------------------------------
         d.Total (sum a - c)                                                      271                      3,597,851.75



   IN WITNESS WHEREOF, the undersigned has duly executed this certificate on March 09, 2004.

   CARMAX AUTO SUPERSTORES, INC.
   =====================================================================
   As Servicer

   By:           /s/ Keith D. Browning
           -------------------------------------------------------------

   Name:         Keith D. Browning
           -------------------------------------------------------------

   Title:      Executive Vice President and Chief Financial Officer
           -------------------------------------------------------------